UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): June 11, 2026
Alliance Laundry Holdings Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-42897	98-0444708
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

221 Shepard Street		54971
Ripon, Wisconsin		(Zip Code)
(Address of principal executive offices)
Registrant’s telephone number, including area code: (920) 748-3121
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ALH	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933
(§230.405 of this Chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐
Item 5.07 Submission of Matters to a Vote of Security Holders.
On June 11, 2026, Alliance Laundry Holdings Inc. (the “Company”) held its 2026 annual meeting of stockholders to consider and vote on the four proposals set forth below, each of which is described in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on April 27, 2026. The final voting results are set forth below.
Proposal 1 - Election of Class I Directors
The Company’s stockholders elected each of the nominees named below as Class I directors to serve a three-year term ending at the Company’s 2029 annual meeting of stockholders or until his or her successor is elected and qualified. The results of such vote were as follows:

Director Nominee	For	Withheld	Broker Non-Votes
Michael D. Schoeb	180,152,932	3,161,866	1,299,230
Phyllis A. Knight	180,367,091	2,947,707	1,299,230
Robert L. Verigan	175,262,088	8,052,710	1,299,230
Proposal 2 - Ratification of Appointment of Independent Registered Public Accounting Firm
The Company’s stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. The results of such vote were as follows:

For	Against	Abstain/Withheld	Broker Non-Votes
184,497,979	80,917	35,132	—
Proposal 3 - Advisory Vote on Frequency of Future Advisory Votes on Named Executive Officer Compensation
The Company’s stockholders approved, on an advisory basis, that future advisory votes on the compensation of the
Company’s named executive officers be held annually. The results of such vote were as follows:

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
183,223,022	3,548	87,856	372	1,299,230
Proposal 4 - Advisory Vote on Named Executive Officer Compensation
The Company’s stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers. The results of such vote were as follows:

For	Against	Abstain/Withheld	Broker Non-Votes
182,415,966	891,492	7,340	1,299,230
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLIANCE LAUNDRY HOLDINGS INC.

Date: June 15, 2026

	By:	/s/ Michael D. Schoeb
Name: Michael D. Schoeb
Title: Chief Executive Officer